UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22821

Eaton Vance Floating-Rate Income Plus Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

May 31

Date of Fiscal Year End

May 31, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Floating-Rate Income Plus Fund (EFF)

Annual Report

May 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report May 31, 2019

Eaton Vance

Floating-Rate Income Plus Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Report of Independent Registered Public Accounting Firm	37

Federal Tax Information	38

Annual Meeting of Shareholders	39

Dividend Reinvestment Plan	40

Board of Trustees’ Contract Approval	42

Management and Organization	45

Important Notices	48

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market experienced a positive return for the 12-month period ended May 31, 2019, with the S&P/ LSTA Leveraged Loan Index (the Index),2 a broad barometer of the U.S. loan market, returning 3.83%. For the period as a whole, returns came entirely from coupon income, as loan prices modestly declined.

In the opening months of the period, the U.S. fixed income market was still in a rising rate environment, with the U.S. Federal Reserve Board (the Fed) announcing rate hikes in June and September 2018 and the market generally expecting incremental rate hikes to continue. While rising rates were a negative for most fixed income asset classes, they increased investor demand and supported prices for floating-rate securities.

However, as 2018 came to a close, dovish comments by the Fed suggested the possibility of no further rate hikes in 2019. The prospect of flat or potentially falling rates hurt demand for floating-rate securities and led the asset class to experience losses in the final quarter of 2018.

In January and February of 2019, however, the floating-rate market recovered, erasing a large portion of the losses in the previous quarter. However, downward pressure on floating-rate prices returned in March and continued through the end of the period, after the Fed issued comments that were more dovish than the market had expected — leading many investors to conclude that further rate hikes were off the table for the rest of 2019. As the period drew to a close, the Fed appeared to be considering the possibility of lowering rates going forward. Although the floating-rate market turned in a positive performance for the fiscal year ended May 31, 2019, it nonetheless trailed the performance of U.S. government, corporate and high yield bonds for the same one-year period.

Technical conditions were a drag on performance for much of the fiscal year, with retail mutual funds reporting negative flows for the final eight months of the period. While the collateralized loan obligation (CLO) market was a driver of demand throughout the period, CLO issuance declined significantly in December 2018 and January 2019, recovered strongly in February, March and April, and then weakened again in the final month of the period. For the fiscal year as a whole, loan prices declined, beginning the period at an average price of $98.35 and ending it at an average price of $96.99.

With the U.S. economy’s recovery holding steady during the period, health in corporate fundamentals continued to reflect relatively benign conditions. On a last-twelve-months basis, the default rate closed the period at 1.00%, more than 1% below its rate a year earlier and well below its long-term average of approximately 3%.

Fund Performance

For the 12-month period ended May 31, 2019, Eaton Vance Floating-Rate Income Plus Fund (the Fund) shares returned 2.35% at net asset value (NAV), underperforming the 3.83% return of the Index.

Under normal market conditions, the Fund invests at least 80% of its total assets in senior loans of domestic and foreign borrowers that are denominated in U.S. dollars and foreign currencies. In keeping with management’s long-term philosophy, the Fund has historically tended to underweight lower-quality7 loans relative to the Index — a strategy that may help the Fund experience limited credit losses over time, but may detract from relative performance versus the Index during periods when lower-quality issues outperform.

For the 12-month period, BBB-rated loans in the Index returned 3.73%, BB-rated loans in the Index returned 3.65%, B-rated loans in the Index returned 4.22%, CCC-rated loans in the Index returned 3.39%, and D-rated (defaulted) loans in the Index returned –8.83%. Given this performance mix, the Fund’s higher-quality orientation and resulting underweight, relative to the Index, to volatile defaulted loans helped performance versus the Index.

The Fund’s broad level of diversification9 delivered exposure across the loan market’s many industry segments, with the allocation of Fund weightings in most sectors having a minimal effect on relative performance. The two exceptions included the retailers (except food and drug) and business equipment and services sectors. The retailers (except food and drug) sector continued to be volatile during the period but ended the fiscal year as the top-performing sector for the period. As a result, the Fund’s underweight position detracted from relative performance. In contrast, the Fund’s underweight to the business equipment and services sector helped performance versus the Index.

On security selection, sector-level detractors from relative performance included security selection in the oil and gas sector, where a convertible position hurt performance, as well as selection in the retailers (except food and drug) sector. In contrast, security selection in the brokerage/securities dealers/ investment houses sector was beneficial to relative results.

The Fund’s employment of investment leverage6 contributed to performance versus the Index as well. The use of leverage has the effect of achieving additional exposure to the loan market, and thus magnifying exposure to the Fund’s underlying investments in both up and down market environments. The use of leverage helped performance versus the Index, which does not employ leverage, as leverage amplified the positive total return of the Fund’s underlying portfolio during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Performance2,3

Portfolio Managers Scott H. Page, CFA, Craig P. Russ, Andrew N. Sveen, CFA, Catherine C. McDermott, William E. Holt, CFA and Daniel P. McElaney, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	06/28/2013	2.35%	4.17%	4.86%
Fund at Market Price	—	–5.29	3.01	2.38
S&P/LSTA Leveraged Loan Index	—	3.83%	3.74%	4.01%

% Premium/Discount to NAV[4]
				–13.23%

Distributions[5]
Total Distributions per share for the period				$0.950
Distribution Rate at NAV				5.87%
Distribution Rate at Market Price				6.77

% Total Leverage[6]
Borrowings				26.53%
Variable Rate Term Preferred Shares (VRTP Shares)				9.34

Fund Profile

Credit Quality (% of bonds and loans)7

Asset Allocation (% of total investments)8

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end.

For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s VRTP Shares and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus VRTP Shares and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

[8]	Other represents any investment type less than 1.0% of total investments. Asset allocation as a percentage of the Fund’s net assets amounted to 155.2%.

[9]	Diversification cannot ensure a profit or eliminate the risk of loss.

Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective June 21, 2019, the Fund may invest up to 20% of its total assets in collateralized loan obligations and collateralized debt obligations.

Effective June 24, 2019, the Fund is managed by Scott H. Page, Craig P. Russ, Andrew N. Sveen, Catherine C. McDermott, William E. Holt and Daniel P. McElaney. Mr. Page will serve as a member of the portfolio management team of the Fund through October 31, 2019.

4

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Portfolio of Investments

Senior Floating-Rate Loans — 133.1%(1)
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 2.9%

Dynasty Acquisition Co., Inc.

Term Loan, 6.60%, (3 mo. USD LIBOR + 4.00%), Maturing April 6, 2026	$114	$114,317

TransDigm, Inc.

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing June 9, 2023	1,525	1,507,447

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing August 22, 2024	1,323	1,299,473

Wesco Aircraft Hardware Corp.

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing November 30, 2020	197	195,891

WP CPP Holdings, LLC

Term Loan, 6.34%, (USD LIBOR + 3.75%), Maturing April 30, 2025(2)	698	698,246

		$3,815,374

Automotive — 3.4%

Adient US, LLC

Term Loan, 6.87%, (USD LIBOR + 4.25%), Maturing May 6, 2024(2)	$300	$296,531

American Axle and Manufacturing, Inc.

Term Loan, 4.73%, (USD LIBOR + 2.25%), Maturing April 6, 2024(2)	729	713,147

Belron Finance US, LLC

Term Loan, 5.07%, (3 mo. USD LIBOR + 2.50%), Maturing November 7, 2024	123	123,359

Chassix, Inc.

Term Loan, 8.07%, (USD LIBOR + 5.50%), Maturing November 15, 2023(2)	346	346,057

Dayco Products, LLC

Term Loan, 6.77%, (3 mo. USD LIBOR + 4.25%), Maturing May 19, 2023	245	239,359

IAA Spinco, Inc.

Term Loan, Maturing May 22, 2026(3)	125	125,469

L&W, Inc.

Term Loan, 6.44%, (1 mo. USD LIBOR + 4.00%), Maturing May 22, 2025	174	173,253

Panther BF Aggregator 2 L.P.

Term Loan, 5.93%, (1 mo. USD LIBOR + 3.50%), Maturing April 30, 2026	825	820,180

Tenneco, Inc.

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing October 1, 2025	823	790,226

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Automotive (continued)

Thor Industries, Inc.

Term Loan, 6.25%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2026	$320	$313,750

TI Group Automotive Systems, LLC

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing June 30, 2022	224	222,201

Tower Automotive Holdings USA, LLC

Term Loan, 5.25%, (1 mo. USD LIBOR + 2.75%), Maturing March 7, 2024	341	333,950

		$4,497,482

Beverage and Tobacco — 0.7%

Arterra Wines Canada, Inc.

Term Loan, 5.36%, (3 mo. USD LIBOR + 2.75%), Maturing December 15, 2023	$587	$582,288

Flavors Holdings, Inc.

Term Loan - Second Lien, 12.60%, (3 mo. USD LIBOR + 10.00%), Maturing October 3, 2021	500	387,500

		$969,788

Brokerage / Securities Dealers / Investment Houses — 0.1%

Advisor Group, Inc.

Term Loan, 6.19%, (1 mo. USD LIBOR + 3.75%), Maturing August 15, 2025	$124	$124,686

OZ Management L.P.

Term Loan, 7.25%, (1 mo. USD LIBOR + 4.75%), Maturing April 10, 2023	33	33,041

		$157,727

Building and Development — 3.7%

American Builders & Contractors Supply Co., Inc.

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.00%), Maturing October 31, 2023	$588	$581,063

Beacon Roofing Supply, Inc.

Term Loan, 4.70%, (1 mo. USD LIBOR + 2.25%), Maturing January 2, 2025	149	147,154

Brookfield Property REIT, Inc.

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing August 27, 2025	224	218,232

Core & Main L.P.

Term Loan, 5.63%, (3 mo. USD LIBOR + 3.00%), Maturing August 1, 2024	247	246,911

CPG International, Inc.

Term Loan, 6.63%, (6 mo. USD LIBOR + 3.75%), Maturing May 5, 2024	529	525,709

5	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Building and Development (continued)

DTZ U.S. Borrower, LLC

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing August 21, 2025	$1,269	$1,267,832

NCI Building Systems, Inc.

Term Loan, 6.35%, (3 mo. USD LIBOR + 3.75%), Maturing April 12, 2025	174	171,511

Quikrete Holdings, Inc.

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing November 15, 2023	601	593,149

Realogy Group, LLC

Term Loan, 4.69%, (1 mo. USD LIBOR + 2.25%), Maturing February 8, 2025	447	429,077

Summit Materials Companies I, LLC

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.00%), Maturing November 21, 2024	148	147,593

Werner FinCo L.P.

Term Loan, 6.60%, (3 mo. USD LIBOR + 4.00%), Maturing July 24, 2024	345	329,472

WireCo WorldGroup, Inc.

Term Loan, 7.44%, (1 mo. USD LIBOR + 5.00%), Maturing September 30, 2023	146	146,616

		$4,804,319

Business Equipment and Services — 11.2%

Acosta Holdco, Inc.

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing September 26, 2021	$515	$219,302

Adtalem Global Education, Inc.

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing April 11, 2025	99	99,157

AlixPartners, LLP

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing April 4, 2024	540	536,931

AppLovin Corporation

Term Loan, 6.19%, (1 mo. USD LIBOR + 3.75%), Maturing August 15, 2025	699	698,625

ASGN Incorporated

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.00%), Maturing April 2, 2025	120	119,678

Belfor Holdings, Inc.

Term Loan, 6.44%, (1 mo. USD LIBOR + 4.00%), Maturing April 6, 2026	100	100,875

Bracket Intermediate Holding Corp.

Term Loan, 6.82%, (3 mo. USD LIBOR + 4.25%), Maturing September 5, 2025	199	199,497

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)

Camelot UK Holdco Limited

Term Loan, 5.68%, (1 mo. USD LIBOR + 3.25%), Maturing October 3, 2023	$151	$150,976

Ceridian HCM Holding, Inc.

Term Loan, 5.49%, (1 mo. USD LIBOR + 3.00%), Maturing April 30, 2025	348	348,540

Change Healthcare Holdings, LLC

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2024	1,536	1,516,920

Crossmark Holdings, Inc.

DIP Loan, 9.94%, (1 mo. USD LIBOR + 7.50%), Maturing June 3, 2019	42	41,512

Term Loan, 0.00%, Maturing December 20, 2019(4)	488	173,187

Cypress Intermediate Holdings III, Inc.

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing April 26, 2024	319	317,716

Deerfield Dakota Holding, LLC

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing February 13, 2025	350	341,600

EAB Global, Inc.

Term Loan, 6.38%, (USD LIBOR + 3.75%), Maturing November 15, 2024(2)	322	316,924

Education Management, LLC

Term Loan, 0.00%, Maturing July 2, 2020(4)(5)	238	0

Term Loan, 0.00%, Maturing July 2, 2020(4)(5)	297	56,087

EIG Investors Corp.

Term Loan, 6.27%, (USD LIBOR + 3.75%), Maturing February 9, 2023(2)	763	762,455

Garda World Security Corporation

Term Loan, 6.12%, (3 mo. USD LIBOR + 3.50%), Maturing May 24, 2024	462	459,326

Global Payments, Inc.

Term Loan, 4.19%, (1 mo. USD LIBOR + 1.75%), Maturing April 21, 2023	76	75,984

IG Investment Holdings, LLC

Term Loan, 6.50%, (USD LIBOR + 4.00%), Maturing May 23, 2025(2)	585	582,762

IRI Holdings, Inc.

Term Loan, 7.02%, (USD LIBOR + 4.50%), Maturing December 1, 2025(2)	349	346,398

Iron Mountain, Inc.

Term Loan, 4.19%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026	198	192,308

J.D. Power and Associates

Term Loan, 6.19%, (1 mo. USD LIBOR + 3.75%), Maturing September 7, 2023	537	535,463

6	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)

Kronos Incorporated

Term Loan, 5.58%, (3 mo. USD LIBOR + 3.00%), Maturing November 1, 2023	$1,362	$1,361,139

KUEHG Corp.

Term Loan, 6.35%, (3 mo. USD LIBOR + 3.75%), Maturing February 21, 2025	830	827,559

Monitronics International, Inc.

Term Loan, 10.10%, (3 mo. USD LIBOR + 7.50%), Maturing September 30, 2022	219	209,914

PGX Holdings, Inc.

Term Loan, 7.69%, (1 mo. USD LIBOR + 5.25%), Maturing September 29, 2020	249	236,826

Ping Identity Corporation

Term Loan, 6.19%, (1 mo. USD LIBOR + 3.75%), Maturing January 24, 2025	74	74,531

Pre-Paid Legal Services, Inc.

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025	92	91,712

Prime Security Services Borrower, LLC

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2022	533	529,790

Red Ventures, LLC

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing November 8, 2024	244	244,220

Solera, LLC

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023	669	665,941

Spin Holdco, Inc.

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2022	941	925,485

Tempo Acquisition, LLC

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024	197	195,812

Trans Union, LLC

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.00%), Maturing June 19, 2025	99	99,136

Vestcom Parent Holdings, Inc.

Term Loan, 6.44%, (1 mo. USD LIBOR + 4.00%), Maturing December 19, 2023	121	115,088

WASH Multifamily Laundry Systems, LLC

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022	226	222,515

West Corporation

Term Loan, 6.52%, (USD LIBOR + 4.00%), Maturing October 10, 2024(2)	272	254,816

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)

Worldpay, LLC

Term Loan, 4.17%, (USD LIBOR + 1.75%), Maturing August 9, 2024(2)	$446	$445,890

		$14,692,597

Cable and Satellite Television — 5.5%

Altice France S.A.

Term Loan, 6.44%, (1 mo. USD LIBOR + 4.00%), Maturing August 14, 2026	$500	$488,281

Charter Communications Operating, LLC

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.00%), Maturing April 30, 2025	864	863,277

CSC Holdings, LLC

Term Loan, 4.69%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025	643	632,942

Term Loan, 4.69%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026	224	222,894

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing January 25, 2026	297	294,525

Numericable Group S.A.

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing July 31, 2025	441	420,604

Radiate Holdco, LLC

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing February 1, 2024	443	437,345

Telenet Financing USD, LLC

Term Loan, 4.69%, (1 mo. USD LIBOR + 2.25%), Maturing August 15, 2026	600	594,000

Unitymedia Finance, LLC

Term Loan, 4.69%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026	225	223,852

UPC Financing Partnership

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026	500	499,301

Virgin Media Bristol, LLC

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026	1,650	1,638,542

Ziggo Secured Finance Partnership

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2025	850	831,288

		$7,146,851

Chemicals and Plastics — 7.4%

Alpha 3 B.V.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2024	$132	$130,749

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Chemicals and Plastics (continued)

Aruba Investments, Inc.

Term Loan, 5.68%, (1 mo. USD LIBOR + 3.25%), Maturing February 2, 2022	$73	$72,456

Ashland, Inc.

Term Loan, 4.19%, (1 mo. USD LIBOR + 1.75%), Maturing May 17, 2024	147	146,776

Axalta Coating Systems US Holdings, Inc.

Term Loan, 4.35%, (3 mo. USD LIBOR + 1.75%), Maturing June 1, 2024	992	977,039

Emerald Performance Materials, LLC

Term Loan, 5.94%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2021	118	118,173

Term Loan - Second Lien, 10.19%, (1 mo. USD LIBOR + 7.75%), Maturing August 1, 2022	150	147,375

Ferro Corporation

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024	73	73,069

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024	75	74,658

Flint Group GmbH

Term Loan, 5.58%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021	37	33,531

Flint Group US, LLC

Term Loan, 5.58%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021	225	202,832

Gemini HDPE, LLC

Term Loan, 5.09%, (3 mo. USD LIBOR + 2.50%), Maturing August 7, 2024	484	482,991

H.B. Fuller Company

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.00%), Maturing October 20, 2024	441	434,527

Ineos US Finance, LLC

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.00%), Maturing March 31, 2024	790	780,520

Invictus U.S., LLC

Term Loan, 5.52%, (3 mo. USD LIBOR + 3.00%), Maturing March 28, 2025	124	120,966

Kraton Polymers, LLC

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing March 5, 2025	215	214,736

Messer Industries GmbH

Term Loan, 5.10%, (3 mo. USD LIBOR + 2.50%), Maturing March 1, 2026	325	320,633

Minerals Technologies, Inc.

Term Loan, 4.72%, (USD LIBOR + 2.25%), Maturing February 14, 2024(2)	221	221,442

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Chemicals and Plastics (continued)

Momentive Performance Materials, Inc.

Term Loan, 5.65%, (1 week USD LIBOR + 3.25%), Maturing April 16, 2024	$100	$99,781

Orion Engineered Carbons GmbH

Term Loan, 4.60%, (3 mo. USD LIBOR + 2.00%), Maturing July 25, 2024	293	291,853

Platform Specialty Products Corporation

Term Loan, 4.69%, (1 mo. USD LIBOR + 2.25%), Maturing January 30, 2026	150	149,313

PMHC II, Inc.

Term Loan, 6.15%, (USD LIBOR + 3.50%), Maturing March 31, 2025(2)	428	393,596

Polar US Borrower, LLC

Term Loan, 7.35%, (3 mo. USD LIBOR + 4.75%), Maturing October 15, 2025	200	195,011

PQ Corporation

Term Loan, 5.08%, (3 mo. USD LIBOR + 2.50%), Maturing February 8, 2025	632	630,327

Spectrum Holdings III Corp.

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2025	135	128,547

Starfruit Finco B.V.

Term Loan, 5.72%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025	675	670,988

Tata Chemicals North America, Inc.

Term Loan, 5.38%, (3 mo. USD LIBOR + 2.75%), Maturing August 7, 2020	197	196,936

Trinseo Materials Operating S.C.A.

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.00%), Maturing September 9, 2024	1,038	1,026,672

Tronox Finance, LLC

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing September 23, 2024	762	754,540

Univar, Inc.

Term Loan, 4.69%, (1 mo. USD LIBOR + 2.25%), Maturing July 1, 2024	525	523,088

		$9,613,125

Conglomerates — 0.5%

Kronos Acquisition Holdings, Inc.

Term Loan, 9.43%, (1 mo. USD LIBOR + 7.00%), Maturing May 15, 2023	$625	$621,875

		$621,875

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Containers and Glass Products — 3.9%

Berlin Packaging, LLC

Term Loan, 5.48%, (USD LIBOR + 3.00%), Maturing November 7, 2025(2)	$50	$48,322

Berry Global, Inc.

Term Loan, 4.45%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2022	210	209,222

Term Loan, Maturing May 15, 2026(3)	225	224,128

BWAY Holding Company

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.25%), Maturing April 3, 2024	246	239,853

Consolidated Container Company, LLC

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024	99	97,937

Flex Acquisition Company, Inc.

Term Loan, 5.63%, (3 mo. USD LIBOR + 3.00%), Maturing December 29, 2023	461	444,958

Term Loan, 5.88%, (3 mo. USD LIBOR + 3.25%), Maturing June 29, 2025	344	332,132

Libbey Glass, Inc.

Term Loan, 5.46%, (1 mo. USD LIBOR + 3.00%), Maturing April 9, 2021	277	228,721

Pelican Products, Inc.

Term Loan, 5.97%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2025	149	146,549

Reynolds Group Holdings, Inc.

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023	2,368	2,354,580

Ring Container Technologies Group, LLC

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing October 31, 2024	222	221,169

Trident TPI Holdings, Inc.

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing October 17, 2024	518	501,000

		$5,048,571

Cosmetics / Toiletries — 0.3%

KIK Custom Products, Inc.

Term Loan, 6.43%, (1 mo. USD LIBOR + 4.00%), Maturing May 15, 2023	$434	$411,605

		$411,605

Drugs — 5.6%

Albany Molecular Research, Inc.

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing August 30, 2024	$320	$312,522

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Drugs (continued)

Amneal Pharmaceuticals, LLC

Term Loan, 6.00%, (1 mo. USD LIBOR + 3.50%), Maturing May 4, 2025	$819	$814,273

Arbor Pharmaceuticals, Inc.

Term Loan, 7.60%, (3 mo. USD LIBOR + 5.00%), Maturing July 5, 2023	508	469,560

Bausch Health Companies, Inc.

Term Loan, 5.47%, (1 mo. USD LIBOR + 3.00%), Maturing June 2, 2025	1,424	1,419,668

Catalent Pharma Solutions, Inc.

Term Loan, 4.68%, (1 mo. USD LIBOR + 2.25%), Maturing May 18, 2026	200	200,000

Endo Luxembourg Finance Company I S.a.r.l.

Term Loan, 6.75%, (1 mo. USD LIBOR + 4.25%), Maturing April 29, 2024	1,154	1,118,832

Horizon Pharma, Inc.

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing May 22, 2026	618	618,626

Jaguar Holding Company II

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing August 18, 2022	1,592	1,575,679

Mallinckrodt International Finance S.A.

Term Loan, 5.35%, (3 mo. USD LIBOR + 2.75%), Maturing September 24, 2024	706	622,921

Term Loan, 5.53%, (3 mo. USD LIBOR + 3.00%), Maturing February 24, 2025	135	117,127

		$7,269,208

Ecological Services and Equipment — 1.1%

Advanced Disposal Services, Inc.

Term Loan, 4.64%, (1 week USD LIBOR + 2.25%), Maturing November 10, 2023	$461	$460,674

EnergySolutions, LLC

Term Loan, 6.35%, (3 mo. USD LIBOR + 3.75%), Maturing May 9, 2025	423	401,262

GFL Environmental, Inc.

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing May 30, 2025	571	559,785

		$1,421,721

Electronics / Electrical — 18.5%

Almonde, Inc.

Term Loan, 6.10%, (3 mo. USD LIBOR + 3.50%), Maturing June 13, 2024	$831	$816,404

Applied Systems, Inc.

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing September 19, 2024	691	688,779

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)

Aptean, Inc.

Term Loan, 6.69%, (1 mo. USD LIBOR + 4.25%), Maturing March 29, 2026	$125	$125,312

Avast Software B.V.

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.25%), Maturing September 30, 2023	169	168,624

Barracuda Networks, Inc.

Term Loan, 5.77%, (3 mo. USD LIBOR + 3.25%), Maturing February 12, 2025	471	470,670

Blackhawk Network Holdings, Inc.

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing June 15, 2025	174	172,222

BMC Software Finance, Inc.

Term Loan, 6.85%, (3 mo. USD LIBOR + 4.25%), Maturing October 2, 2025	823	811,622

Canyon Valor Companies, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 2.75%), Maturing June 16, 2023	351	349,503

Cohu, Inc.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.00%), Maturing September 20, 2025	174	170,642

CommScope, Inc.

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing April 6, 2026	400	399,417

CPI International, Inc.

Term Loan, 5.94%, (1 mo. USD LIBOR + 3.50%), Maturing July 26, 2024	148	147,688

Cypress Semiconductor Corporation

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.00%), Maturing July 5, 2021	238	237,809

DigiCert, Inc.

Term Loan, 6.44%, (1 mo. USD LIBOR + 4.00%), Maturing October 31, 2024	746	745,038

Electro Rent Corporation

Term Loan, 7.58%, (3 mo. USD LIBOR + 5.00%), Maturing January 31, 2024	293	295,083

Energizer Holdings, Inc.

Term Loan, 4.75%, (1 mo. USD LIBOR + 2.25%), Maturing December 17, 2025	125	124,217

Epicor Software Corporation

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing June 1, 2022	1,493	1,489,843

Exact Merger Sub, LLC

Term Loan, 6.85%, (3 mo. USD LIBOR + 4.25%), Maturing September 27, 2024	148	148,366

EXC Holdings III Corp.

Term Loan, 6.10%, (3 mo. USD LIBOR + 3.50%), Maturing December 2, 2024	123	123,438

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)

Financial & Risk US Holdings, Inc.

Term Loan, 6.19%, (1 mo. USD LIBOR + 3.75%), Maturing October 1, 2025	$274	$268,116

Flexera Software, LLC

Term Loan, 5.94%, (1 mo. USD LIBOR + 3.50%), Maturing February 26, 2025	272	272,440

GlobalLogic Holdings, Inc.

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing August 1, 2025	109	108,896

Go Daddy Operating Company, LLC

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.00%), Maturing February 15, 2024	1,276	1,275,456

Hyland Software, Inc.

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing July 1, 2024	1,736	1,736,739

Infoblox, Inc.

Term Loan, 6.94%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023	479	480,311

Infor (US), Inc.

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing February 1, 2022	1,956	1,950,221

Informatica, LLC

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing August 5, 2022	1,091	1,091,762

MA FinanceCo., LLC

Term Loan, 4.69%, (1 mo. USD LIBOR + 2.25%), Maturing November 19, 2021	473	467,196

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024	114	112,740

MACOM Technology Solutions Holdings, Inc.

Term Loan, 4.69%, (1 mo. USD LIBOR + 2.25%), Maturing May 17, 2024	291	270,694

Microchip Technology Incorporated

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.00%), Maturing May 29, 2025	345	344,504

MTS Systems Corporation

Term Loan, 5.68%, (1 mo. USD LIBOR + 3.25%), Maturing July 5, 2023	275	274,919

Renaissance Holding Corp.

Term Loan, 5.73%, (2 mo. USD LIBOR + 3.25%), Maturing May 30, 2025	273	268,434

Seattle Spinco, Inc.

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing June 21, 2024	770	761,359

SGS Cayman L.P.

Term Loan, 7.98%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	50	49,590

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)

SkillSoft Corporation

Term Loan, 7.18%, (1 mo. USD LIBOR + 4.75%), Maturing April 28, 2021	$979	$832,185

SolarWinds Holdings, Inc.

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2024	247	245,833

SS&C Technologies Holdings Europe S.a.r.l.

Term Loan, 4.69%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	293	291,422

SS&C Technologies, Inc.

Term Loan, 4.69%, (1 mo. USD LIBOR + 2.25%), Maturing April 16, 2025	418	415,453

SurveyMonkey, Inc.

Term Loan, 6.15%, (1 week USD LIBOR + 3.75%), Maturing October 10, 2025	255	254,745

Sutherland Global Services, Inc.

Term Loan, 7.98%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	213	213,035

Tibco Software, Inc.

Term Loan, 5.94%, (1 mo. USD LIBOR + 3.50%), Maturing December 4, 2020	147	146,891

TriTech Software Systems

Term Loan, 6.19%, (1 mo. USD LIBOR + 3.75%), Maturing August 29, 2025	200	197,588

Uber Technologies

Term Loan, 5.93%, (1 mo. USD LIBOR + 3.50%), Maturing July 13, 2023	902	901,594

Term Loan, 6.45%, (1 mo. USD LIBOR + 4.00%), Maturing April 4, 2025	546	546,987

Ultimate Software Group, Inc. (The)

Term Loan, 6.27%, (3 mo. USD LIBOR + 3.75%), Maturing May 4, 2026	375	376,054

Ultra Clean Holdings, Inc.

Term Loan, 6.94%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	198	191,081

Verifone Systems, Inc.

Term Loan, 6.52%, (3 mo. USD LIBOR + 4.00%), Maturing August 20, 2025	224	221,146

Term Loan, Maturing August 20, 2025(3)	50	49,490

Veritas Bermuda, Ltd.

Term Loan, 6.97%, (USD LIBOR + 4.50%), Maturing January 27, 2023(2)	461	421,685

Vero Parent, Inc.

Term Loan, 6.94%, (1 mo. USD LIBOR + 4.50%), Maturing August 16, 2024	566	565,814

Wall Street Systems Delaware, Inc.

Term Loan, 5.65%, (6 mo. USD LIBOR + 3.00%), Maturing November 21, 2024	476	461,700

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)

Western Digital Corporation

Term Loan, 4.19%, (1 mo. USD LIBOR + 1.75%), Maturing April 29, 2023	$600	$580,810

		$24,131,567

Equipment Leasing — 0.6%

Avolon TLB Borrower 1 (US), LLC

Term Loan, 4.19%, (1 mo. USD LIBOR + 1.75%), Maturing January 15, 2025	$643	$642,691

IBC Capital Limited

Term Loan, 6.36%, (3 mo. USD LIBOR + 3.75%), Maturing September 11, 2023	124	121,739

		$764,430

Financial Intermediaries — 4.0%

Apollo Commercial Real Estate Finance, Inc.

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing May 15, 2026	$100	$99,122

Aretec Group, Inc.

Term Loan, 6.69%, (1 mo. USD LIBOR + 4.25%), Maturing October 1, 2025	299	294,636

Clipper Acquisitions Corp.

Term Loan, 4.22%, (1 mo. USD LIBOR + 1.75%), Maturing December 27, 2024	296	295,139

Ditech Holding Corporation

Term Loan, 0.00%, Maturing June 30, 2022(4)	745	417,386

Donnelley Financial Solutions, Inc.

Term Loan, 5.47%, (1 mo. USD LIBOR + 3.00%), Maturing October 2, 2023	26	25,796

Focus Financial Partners, LLC

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing July 3, 2024	422	421,812

Fortress Investment Group, LLC

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.00%), Maturing December 27, 2022	202	202,338

Franklin Square Holdings L.P.

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing August 1, 2025	124	124,686

Greenhill & Co., Inc.

Term Loan, 5.70%, (1 mo. USD LIBOR + 3.25%), Maturing April 12, 2024	275	273,281

GreenSky Holdings, LLC

Term Loan, 5.75%, (1 mo. USD LIBOR + 3.25%), Maturing March 31, 2025	347	346,067

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Financial Intermediaries (continued)

Guggenheim Partners, LLC

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing July 21, 2023	$1,451	$1,454,829

Harbourvest Partners, LLC

Term Loan, 4.75%, (1 mo. USD LIBOR + 2.25%), Maturing March 1, 2025	114	113,324

LPL Holdings, Inc.

Term Loan, 4.68%, (1 mo. USD LIBOR + 2.25%), Maturing September 23, 2024	319	318,923

Ocwen Loan Servicing, LLC

Term Loan, 7.43%, (1 mo. USD LIBOR + 5.00%), Maturing December 4, 2020	68	67,854

StepStone Group L.P.

Term Loan, 6.44%, (1 mo. USD LIBOR + 4.00%), Maturing March 14, 2025	149	148,686

Virtus Investment Partners, Inc.

Term Loan, 4.87%, (3 mo. USD LIBOR + 2.25%), Maturing June 1, 2024	152	151,505

Walker & Dunlop, Inc.

Term Loan, 4.69%, (1 mo. USD LIBOR + 2.25%), Maturing October 31, 2025	499	498,127

		$5,253,511

Food Products — 3.5%

Alphabet Holding Company, Inc.

Term Loan, 5.94%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024	$566	$544,664

Badger Buyer Corp.

Term Loan, 5.94%, (1 mo. USD LIBOR + 3.50%), Maturing September 30, 2024	396	385,091

CHG PPC Parent, LLC

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing March 31, 2025	99	98,754

Del Monte Foods, Inc.

Term Loan, 5.78%, (3 mo. USD LIBOR + 3.25%), Maturing February 18, 2021	643	473,474

Dole Food Company, Inc.

Term Loan, 5.22%, (USD LIBOR + 2.75%), Maturing April 6, 2024(2)	406	396,449

Hearthside Food Solutions, LLC

Term Loan, 6.13%, (1 mo. USD LIBOR + 3.69%), Maturing May 23, 2025	373	365,371

Term Loan, 6.44%, (1 mo. USD LIBOR + 4.00%), Maturing May 23, 2025	100	98,827

High Liner Foods Incorporated

Term Loan, 5.85%, (USD LIBOR + 3.25%), Maturing April 24, 2021(2)	193	179,305

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Food Products (continued)

HLF Financing S.a.r.l.

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2025	$249	$249,416

JBS USA Lux S.A.

Term Loan, 5.03%, (2 mo. USD LIBOR + 2.50%), Maturing May 1, 2026	1,225	1,225,109

Nomad Foods Europe Midco Limited

Term Loan, 4.69%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024	295	293,437

Post Holdings, Inc.

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.00%), Maturing May 24, 2024	238	237,772

Restaurant Technologies, Inc.

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing October 1, 2025	50	49,875

		$4,597,544

Food Service — 2.7%

1011778 B.C. Unlimited Liability Company

Term Loan, 4.69%, (1 mo. USD LIBOR + 2.25%), Maturing February 16, 2024	$1,581	$1,567,497

Aramark Services, Inc.

Term Loan, 4.19%, (1 mo. USD LIBOR + 1.75%), Maturing March 11, 2025	210	209,155

Del Frisco’s Restaurant Group, Inc.

Term Loan, 8.50%, (1 mo. USD LIBOR + 6.00%), Maturing June 27, 2025	149	143,478

Dhanani Group, Inc.

Term Loan, 6.19%, (1 mo. USD LIBOR + 3.75%), Maturing July 20, 2025	149	144,409

IRB Holding Corp.

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing February 5, 2025	447	443,728

KFC Holding Co.

Term Loan, 4.19%, (1 mo. USD LIBOR + 1.75%), Maturing April 3, 2025	244	243,735

NPC International, Inc.

Term Loan, 5.94%, (1 mo. USD LIBOR + 3.50%), Maturing April 19, 2024	221	173,718

US Foods, Inc.

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.00%), Maturing June 27, 2023	198	196,529

Welbilt, Inc.

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing October 23, 2025	360	357,129

		$3,479,378

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Food / Drug Retailers — 1.4%

Albertsons, LLC

Term Loan, 5.61%, (3 mo. USD LIBOR + 3.00%), Maturing December 21, 2022	$489	$487,676

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing June 22, 2023	1,064	1,061,254

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing November 17, 2025	242	240,942

Diplomat Pharmacy, Inc.

Term Loan, 6.94%, (1 mo. USD LIBOR + 4.50%), Maturing December 20, 2024	120	111,347

		$1,901,219

Health Care — 11.9%

ADMI Corp.

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing April 30, 2025	$397	$391,789

Agiliti Health, Inc.

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing January 4, 2026	100	99,873

Akorn, Inc.

Term Loan, 9.44%, (1 mo. USD LIBOR + 7.00%), Maturing April 16, 2021	219	205,248

Alliance Healthcare Services, Inc.

Term Loan, 6.94%, (1 mo. USD LIBOR + 4.50%), Maturing October 24, 2023	194	193,992

athenahealth, Inc.

Term Loan, 7.04%, (USD LIBOR + 4.50%), Maturing February 11, 2026(2)	450	450,563

Athletico Management, LLC

Term Loan, 5.97%, (1 mo. USD LIBOR + 3.50%), Maturing October 31, 2025	125	125,077

Avantor, Inc.

Term Loan, 6.19%, (1 mo. USD LIBOR + 3.75%), Maturing November 21, 2024	332	332,397

BioClinica, Inc.

Term Loan, 6.81%, (3 mo. USD LIBOR + 4.25%), Maturing October 20, 2023	392	370,421

BW NHHC Holdco, Inc.

Term Loan, 7.43%, (1 mo. USD LIBOR + 5.00%), Maturing May 15, 2025	223	207,681

Carestream Dental Equipment, Inc.

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing September 1, 2024	394	389,321

CHG Healthcare Services, Inc.

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing June 7, 2023	754	753,040

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)

Concentra, Inc.

Term Loan, 5.22%, (1 mo. USD LIBOR + 2.75%), Maturing June 1, 2022	$73	$72,809

Convatec, Inc.

Term Loan, 4.85%, (3 mo. USD LIBOR + 2.25%), Maturing October 31, 2023	147	147,000

CPI Holdco, LLC

Term Loan, 6.08%, (3 mo. USD LIBOR + 3.50%), Maturing March 21, 2024	196	196,556

CryoLife, Inc.

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.25%), Maturing November 14, 2024	123	123,849

Envision Healthcare Corporation

Term Loan, 6.19%, (1 mo. USD LIBOR + 3.75%), Maturing October 10, 2025	1,072	975,804

Gentiva Health Services, Inc.

Term Loan, 6.25%, (1 mo. USD LIBOR + 3.75%), Maturing July 2, 2025	462	462,498

GHX Ultimate Parent Corporation

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.25%), Maturing June 28, 2024	197	194,657

Greatbatch Ltd.

Term Loan, 5.47%, (1 mo. USD LIBOR + 3.00%), Maturing October 27, 2022	278	278,390

Grifols Worldwide Operations USA, Inc.

Term Loan, 4.64%, (1 week USD LIBOR + 2.25%), Maturing January 31, 2025	833	830,586

Hanger, Inc.

Term Loan, 5.94%, (1 mo. USD LIBOR + 3.50%), Maturing March 6, 2025	248	248,222

Inovalon Holdings, Inc.

Term Loan, 6.00%, (1 mo. USD LIBOR + 3.50%), Maturing April 2, 2025	298	298,308

IQVIA, Inc.

Term Loan, 4.60%, (3 mo. USD LIBOR + 2.00%), Maturing January 17, 2025	172	172,231

Kinetic Concepts, Inc.

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.25%), Maturing February 2, 2024	639	640,156

Medical Solutions, LLC

Term Loan, 6.19%, (1 mo. USD LIBOR + 3.75%), Maturing June 9, 2024	173	172,647

MPH Acquisition Holdings, LLC

Term Loan, 5.35%, (3 mo. USD LIBOR + 2.75%), Maturing June 7, 2023	790	774,503

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)

National Mentor Holdings, Inc.

Term Loan, 6.69%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026	$6	$5,870

Term Loan, 6.69%, (1 mo. USD LIBOR + 4.25%), Maturing March 9, 2026	94	94,505

Navicure, Inc.

Term Loan, 6.19%, (1 mo. USD LIBOR + 3.75%), Maturing November 1, 2024	173	171,964

One Call Corporation

Term Loan, 7.69%, (1 mo. USD LIBOR + 5.25%), Maturing November 25, 2022	264	223,338

Ortho-Clinical Diagnostics SA

Term Loan, 5.70%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2025	1,474	1,427,035

Parexel International Corporation

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	559	533,338

Phoenix Guarantor, Inc.

Term Loan, 6.96%, (USD LIBOR + 4.50%), Maturing March 5, 2026(2)	425	424,575

Press Ganey Holdings, Inc.

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing October 23, 2023	171	170,154

Prospect Medical Holdings, Inc.

Term Loan, 8.00%, (1 mo. USD LIBOR + 5.50%), Maturing February 22, 2024	272	258,638

R1 RCM, Inc.

Term Loan, 7.69%, (1 mo. USD LIBOR + 5.25%), Maturing May 8, 2025	124	124,063

Radiology Partners Holdings, LLC

Term Loan, 7.36%, (USD LIBOR + 4.75%), Maturing July 9, 2025(2)	125	125,217

RadNet, Inc.

Term Loan, 6.14%, (3 mo. USD LIBOR + 3.50%), Maturing June 30, 2023	377	376,469

Select Medical Corporation

Term Loan, 4.93%, (1 mo. USD LIBOR + 2.50%), Maturing March 6, 2025	358	358,386

Sotera Health Holdings, LLC

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing May 15, 2022	194	192,946

Sound Inpatient Physicians

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2025	99	99,333

Surgery Center Holdings, Inc.

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing September 2, 2024	246	242,248

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)

Team Health Holdings, Inc.

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing February 6, 2024	$490	$443,450

Tecomet, Inc.

Term Loan, 5.95%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2024	196	196,991

U.S. Anesthesia Partners, Inc.

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing June 23, 2024	394	393,874

Verscend Holding Corp.

Term Loan, 6.94%, (1 mo. USD LIBOR + 4.50%), Maturing August 27, 2025	348	349,336

Viant Medical Holdings, Inc.

Term Loan, 6.35%, (3 mo. USD LIBOR + 3.75%), Maturing July 2, 2025	100	99,417

Wink Holdco, Inc.

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing December 2, 2024	123	121,355

		$15,540,120

Home Furnishings — 0.9%

Bright Bidco B.V.

Term Loan, 6.05%, (USD LIBOR + 3.50%), Maturing June 30, 2024(2)	$393	$300,605

Serta Simmons Bedding, LLC

Term Loan, 5.96%, (1 mo. USD LIBOR + 3.50%), Maturing November 8, 2023	1,176	833,724

		$1,134,329

Industrial Equipment — 5.7%

AI Alpine AT Bidco GmbH

Term Loan, 5.74%, (1 mo. USD LIBOR + 3.25%), Maturing October 31, 2025	$50	$49,251

Altra Industrial Motion Corp.

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2025	168	166,487

Apex Tool Group, LLC

Term Loan, 6.19%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2022	557	541,713

Clark Equipment Company

Term Loan, 4.60%, (3 mo. USD LIBOR + 2.00%), Maturing May 18, 2024	396	393,474

CPM Holdings, Inc.

Term Loan, 6.19%, (1 mo. USD LIBOR + 3.75%), Maturing November 15, 2025	75	74,158

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Industrial Equipment (continued)

Delachaux Group S.A.

Term Loan, Maturing March 28, 2026(3)	$100	$99,750

DexKo Global, Inc.

Term Loan, 5.94%, (1 mo. USD LIBOR + 3.50%), Maturing July 24, 2024	492	491,627

DXP Enterprises, Inc.

Term Loan, 7.19%, (1 mo. USD LIBOR + 4.75%), Maturing August 29, 2023	123	123,433

Engineered Machinery Holdings, Inc.

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.25%), Maturing July 19, 2024	370	362,443

EWT Holdings III Corp.

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing December 20, 2024	880	877,334

Filtration Group Corporation

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing March 29, 2025	371	370,902

Gardner Denver, Inc.

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing July 30, 2024	235	234,821

Gates Global, LLC

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing April 1, 2024	964	959,564

Hayward Industries, Inc.

Term Loan, 5.94%, (1 mo. USD LIBOR + 3.50%), Maturing August 5, 2024	99	96,499

LTI Holdings, Inc.

Term Loan, 5.94%, (1 mo. USD LIBOR + 3.50%), Maturing September 6, 2025	100	95,116

Milacron, LLC

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2023	593	581,525

Pro Mach Group, Inc.

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing March 7, 2025	50	48,108

Rexnord, LLC

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.00%), Maturing August 21, 2024	790	790,198

Robertshaw US Holding Corp.

Term Loan, 6.00%, (1 mo. USD LIBOR + 3.50%), Maturing February 28, 2025	248	230,175

Tank Holding Corp.

Term Loan, 6.68%, (USD LIBOR + 4.00%), Maturing March 26, 2026(2)	100	100,417

Thermon Industries, Inc.

Term Loan, 6.24%, (1 mo. USD LIBOR + 3.75%), Maturing October 24, 2024	82	82,865

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Industrial Equipment (continued)

Titan Acquisition Limited

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025	$693	$668,052

		$7,437,912

Insurance — 4.8%

Alliant Holdings I, Inc.

Term Loan, 5.43%, (1 mo. USD LIBOR + 3.00%), Maturing May 9, 2025	$529	$517,984

Alliant Holdings Intermediate, LLC

Term Loan, 5.70%, (1 mo. USD LIBOR + 3.25%), Maturing May 9, 2025	100	98,875

AmWINS Group, Inc.

Term Loan, 5.20%, (1 mo. USD LIBOR + 2.75%), Maturing January 25, 2024	491	487,914

Asurion, LLC

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing August 4, 2022	1,205	1,202,704

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing November 3, 2023	463	461,555

Term Loan - Second Lien, 8.94%, (1 mo. USD LIBOR + 6.50%), Maturing August 4, 2025	575	585,062

FrontDoor, Inc.

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing August 14, 2025	100	99,500

Hub International, Ltd.

Term Loan, 5.59%, (USD LIBOR + 3.00%), Maturing April 25, 2025(2)	1,141	1,114,553

NFP Corp.

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing January 8, 2024	790	770,579

Sedgwick Claims Management Services, Inc.

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing December 31, 2025	274	271,398

USI, Inc.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024	690	672,435

		$6,282,559

Leisure Goods / Activities / Movies — 4.8%

AMC Entertainment Holdings, Inc.

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing April 22, 2026	$425	$423,991

Ancestry.com Operations, Inc.

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing October 19, 2023	707	705,923

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Bombardier Recreational Products, Inc.

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.00%), Maturing May 23, 2025	$1,075	$1,065,164

CDS U.S. Intermediate Holdings, Inc.

Term Loan, 6.26%, (USD LIBOR + 3.75%), Maturing July 8, 2022(2)	243	237,708

ClubCorp Holdings, Inc.

Term Loan, 5.35%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024	441	425,110

Crown Finance US, Inc.

Term Loan, 4.69%, (1 mo. USD LIBOR + 2.25%), Maturing February 28, 2025	392	386,468

Delta 2 (LUX) S.a.r.l.

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2024	439	431,190

Emerald Expositions Holding, Inc.

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024	260	256,546

Lindblad Expeditions, Inc.

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing March 21, 2025	97	97,253

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing March 21, 2025	387	389,010

Match Group, Inc.

Term Loan, 5.04%, (2 mo. USD LIBOR + 2.50%), Maturing November 16, 2022	131	131,578

Sabre GLBL, Inc.

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.00%), Maturing February 22, 2024	629	626,287

SRAM, LLC

Term Loan, 5.33%, (2 mo. USD LIBOR + 2.75%), Maturing March 15, 2024	198	197,613

Steinway Musical Instruments, Inc.

Term Loan, 6.19%, (1 mo. USD LIBOR + 3.75%), Maturing February 13, 2025	198	195,030

Travel Leaders Group, LLC

Term Loan, 6.44%, (1 mo. USD LIBOR + 4.00%), Maturing January 25, 2024	223	223,033

UFC Holdings, LLC

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing April 30, 2026	439	439,079

		$6,230,983

Lodging and Casinos — 6.1%

Aristocrat Technologies, Inc.

Term Loan, 4.34%, (3 mo. USD LIBOR + 1.75%), Maturing October 19, 2024	$265	$261,935

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Lodging and Casinos (continued)

Boyd Gaming Corporation

Term Loan, 4.64%, (1 week USD LIBOR + 2.25%), Maturing September 15, 2023	$219	$217,897

CityCenter Holdings, LLC

Term Loan, 4.69%, (1 mo. USD LIBOR + 2.25%), Maturing April 18, 2024	615	609,994

Eldorado Resorts, LLC

Term Loan, 4.72%, (1 mo. USD LIBOR + 2.25%), Maturing April 17, 2024	198	197,740

ESH Hospitality, Inc.

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.00%), Maturing August 30, 2023	283	282,817

Four Seasons Hotels Limited

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.00%), Maturing November 30, 2023	220	219,250

Golden Nugget, Inc.

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing October 4, 2023	1,684	1,678,425

GVC Holdings PLC

Term Loan, 4.69%, (1 mo. USD LIBOR + 2.25%), Maturing March 29, 2024	248	247,397

Hanjin International Corp.

Term Loan, 4.93%, (1 mo. USD LIBOR + 2.50%), Maturing October 18, 2020	125	124,063

Hilton Worldwide Finance, LLC

Term Loan, 4.18%, (1 mo. USD LIBOR + 1.75%), Maturing October 25, 2023	874	872,955

Las Vegas Sands, LLC

Term Loan, 4.19%, (1 mo. USD LIBOR + 1.75%), Maturing March 27, 2025	248	245,069

MGM Growth Properties Operating Partnership L.P.

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.00%), Maturing March 21, 2025	461	457,798

Playa Resorts Holding B.V.

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing April 29, 2024	836	822,942

Stars Group Holdings B.V. (The)

Term Loan, 6.10%, (3 mo. USD LIBOR + 3.50%), Maturing July 10, 2025	850	851,143

VICI Properties 1, LLC

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.00%), Maturing December 20, 2024	525	522,211

Wyndham Hotels & Resorts, Inc.

Term Loan, 4.19%, (1 mo. USD LIBOR + 1.75%), Maturing May 30, 2025	299	297,700

		$7,909,336

16	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Nonferrous Metals / Minerals — 0.9%

Dynacast International, LLC

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.25%), Maturing January 28, 2022	$291	$284,514

Global Brass & Copper, Inc.

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing May 29, 2025	195	195,122

Murray Energy Corporation

Term Loan, 9.77%, (3 mo. USD LIBOR + 7.25%), Maturing October 17, 2022	475	367,805

Noranda Aluminum Acquisition Corporation

Term Loan, 0.00%, Maturing February 28, 2020(4)	238	1,040

Oxbow Carbon, LLC

Term Loan, 6.19%, (1 mo. USD LIBOR + 3.75%), Maturing January 4, 2023	141	141,152

Term Loan - Second Lien, 9.94%, (1 mo. USD LIBOR + 7.50%), Maturing January 4, 2024	175	175,438

		$1,165,071

Oil and Gas — 3.2%

Ameriforge Group, Inc.

Term Loan, 9.60%, (3 mo. USD LIBOR + 7.00%), Maturing June 8, 2022	$114	$113,066

Apergy Corporation

Term Loan, 5.03%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025	62	62,252

CITGO Petroleum Corporation

Term Loan, 7.60%, (3 mo. USD LIBOR + 5.00%), Maturing July 29, 2021	239	238,601

Term Loan, 7.60%, (3 mo. USD LIBOR + 5.00%), Maturing March 22, 2024	825	825,687

Equitrans Midstream Corporation

Term Loan, 6.94%, (1 mo. USD LIBOR + 4.50%), Maturing January 31, 2024	449	453,364

Fieldwood Energy, LLC

Term Loan, 7.69%, (1 mo. USD LIBOR + 5.25%), Maturing April 11, 2022	695	652,252

McDermott Technology Americas, Inc.

Term Loan, 7.44%, (1 mo. USD LIBOR + 5.00%), Maturing May 10, 2025	297	289,359

MEG Energy Corp.

Term Loan, 5.94%, (1 mo. USD LIBOR + 3.50%), Maturing December 31, 2023	9	8,989

Prairie ECI Acquiror L.P.

Term Loan, 7.37%, (3 mo. USD LIBOR + 4.75%), Maturing March 11, 2026	600	605,625

PSC Industrial Holdings Corp.

Term Loan, 6.19%, (1 mo. USD LIBOR + 3.75%), Maturing October 3, 2024	173	172,596

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Oil and Gas (continued)

Sheridan Investment Partners II L.P.

Term Loan, 6.02%, (3 mo. USD LIBOR + 3.50%), Maturing December 16, 2020	$179	$111,875

Term Loan, 8.00%, (3 mo. USD Prime + 2.50%), Maturing December 16, 2020	9	5,804

Term Loan, 8.00%, (3 mo. USD Prime + 2.50%), Maturing December 16, 2020	25	15,563

Sheridan Production Partners I, LLC

Term Loan, 6.11%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	27	19,427

Term Loan, 6.11%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	44	31,805

Term Loan, 6.11%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	331	240,026

Ultra Resources, Inc.

Term Loan, 6.43%, (6.18% cash (1 mo. USD LIBOR + 3.75%), 0.25% PIK), Maturing April 12, 2024	350	293,251

		$4,139,542

Publishing — 1.3%

Ascend Learning, LLC

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing July 12, 2024	$271	$268,801

Getty Images, Inc.

Term Loan, 7.00%, (1 mo. USD LIBOR + 4.50%), Maturing February 19, 2026	399	398,125

Harland Clarke Holdings Corp.

Term Loan, 7.35%, (3 mo. USD LIBOR + 4.75%), Maturing November 3, 2023	309	258,964

LSC Communications, Inc.

Term Loan, 7.90%, (1 week USD LIBOR + 5.50%), Maturing September 30, 2022	186	185,851

Multi Color Corporation

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.00%), Maturing October 31, 2024	74	74,001

ProQuest, LLC

Term Loan, 5.85%, (3 mo. USD LIBOR + 3.25%), Maturing October 24, 2021	410	409,776

Tweddle Group, Inc.

Term Loan, 6.93%, (1 mo. USD LIBOR + 4.50%), Maturing September 17, 2023	54	51,464

		$1,646,982

Radio and Television — 3.2%

ALM Media Holdings, Inc.

Term Loan, 7.10%, (3 mo. USD LIBOR + 4.50%), Maturing July 31, 2020	$109	$102,223

17	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Radio and Television (continued)

Cumulus Media New Holdings, Inc.

Term Loan, 6.94%, (1 mo. USD LIBOR + 4.50%), Maturing May 15, 2022	$770	$768,333

Entercom Media Corp.

Term Loan, 5.18%, (1 mo. USD LIBOR + 2.75%), Maturing November 18, 2024	231	230,999

Entravision Communications Corporation

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	225	216,884

Gray Television, Inc.

Term Loan, 4.98%, (1 mo. USD LIBOR + 2.50%), Maturing January 2, 2026	150	149,251

Hubbard Radio, LLC

Term Loan, 5.94%, (1 mo. USD LIBOR + 3.50%), Maturing March 28, 2025	137	136,730

iHeartCommunications, Inc.

Term Loan, 6.58%, (3 mo. USD LIBOR + 4.00%), Maturing May 1, 2026	382	382,381

Mission Broadcasting, Inc.

Term Loan, 4.74%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	79	78,185

Nexstar Broadcasting, Inc.

Term Loan, 4.68%, (1 mo. USD LIBOR + 2.25%), Maturing January 17, 2024	412	408,688

Univision Communications, Inc.

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing March 15, 2024	1,851	1,759,807

		$4,233,481

Retailers (Except Food and Drug) — 2.6%

Ascena Retail Group, Inc.

Term Loan, 7.00%, (1 mo. USD LIBOR + 4.50%), Maturing August 21, 2022	$337	$285,884

Bass Pro Group, LLC

Term Loan, 7.44%, (1 mo. USD LIBOR + 5.00%), Maturing September 25, 2024	296	288,572

BJ’s Wholesale Club, Inc.

Term Loan, 5.45%, (1 mo. USD LIBOR + 3.00%), Maturing February 3, 2024	230	230,470

Coinamatic Canada, Inc.

Term Loan, 5.69%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022	40	38,969

David’s Bridal, Inc.

Term Loan, 9.95%, (1 mo. USD LIBOR + 7.50%), Maturing July 17, 2023	61	61,642

Term Loan, 10.45%, (1 mo. USD LIBOR + 8.00%), Maturing January 18, 2024	231	186,923

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

Global Appliance, Inc.

Term Loan, 6.44%, (1 mo. USD LIBOR + 4.00%), Maturing September 29, 2024	$238	$236,715

Harbor Freight Tools USA, Inc.

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing August 18, 2023	98	95,748

Hoya Midco, LLC

Term Loan, 5.94%, (1 mo. USD LIBOR + 3.50%), Maturing June 30, 2024	243	239,946

J. Crew Group, Inc.

Term Loan, 5.51%, (USD LIBOR + 3.00%), Maturing March 5, 2021(2)(5)	732	550,184

LSF9 Atlantis Holdings, LLC

Term Loan, 8.47%, (1 mo. USD LIBOR + 6.00%), Maturing May 1, 2023	239	225,914

PetSmart, Inc.

Term Loan, 6.72%, (1 mo. USD LIBOR + 4.25%), Maturing March 11, 2022	785	759,643

PFS Holding Corporation

Term Loan, 5.97%, (1 mo. USD LIBOR + 3.50%), Maturing January 31, 2021	515	200,955

Pier 1 Imports (U.S.), Inc.

Term Loan, 6.38%, (6 mo. USD LIBOR + 3.50%), Maturing April 30, 2021	119	48,816

		$3,450,381

Steel — 1.5%

Atkore International, Inc.

Term Loan, 5.36%, (3 mo. USD LIBOR + 2.75%), Maturing December 22, 2023	$97	$96,482

GrafTech Finance, Inc.

Term Loan, 5.94%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2025	598	593,889

Neenah Foundry Company

Term Loan, 9.01%, (2 mo. USD LIBOR + 6.50%), Maturing December 13, 2022	175	173,637

Phoenix Services International, LLC

Term Loan, 6.20%, (1 mo. USD LIBOR + 3.75%), Maturing March 1, 2025	173	173,467

Zekelman Industries, Inc.

Term Loan, 4.68%, (1 mo. USD LIBOR + 2.25%), Maturing June 14, 2021	938	934,775

		$1,972,250

Surface Transport — 0.9%

1199169 B.C. Unlimited Liability Company

Term Loan, 6.60%, (3 mo. USD LIBOR + 4.00%), Maturing April 6, 2026	$61	$61,461

18	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Surface Transport (continued)

Agro Merchants NAI Holdings, LLC

Term Loan, 6.35%, (3 mo. USD LIBOR + 3.75%), Maturing December 6, 2024	$99	$98,414

Hertz Corporation (The)

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing June 30, 2023	239	237,879

Kenan Advantage Group, Inc.

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022	27	26,572

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022	89	87,379

PODS, LLC

Term Loan, 5.20%, (1 mo. USD LIBOR + 2.75%), Maturing December 6, 2024	148	146,150

Stena International S.a.r.l.

Term Loan, 5.61%, (3 mo. USD LIBOR + 3.00%), Maturing March 3, 2021	380	372,717

XPO Logistics, Inc.

Term Loan, 4.44%, (1 mo. USD LIBOR + 2.00%), Maturing February 24, 2025	150	148,953

		$1,179,525

Telecommunications — 5.1%

CenturyLink, Inc.

Term Loan, 5.19%, (1 mo. USD LIBOR + 2.75%), Maturing January 31, 2025	$1,234	$1,202,872

Colorado Buyer, Inc.

Term Loan, 5.60%, (3 mo. USD LIBOR + 3.00%), Maturing May 1, 2024	197	186,970

Digicel International Finance Limited

Term Loan, 5.78%, (3 mo. USD LIBOR + 3.25%), Maturing May 28, 2024	172	155,138

Frontier Communications Corp.

Term Loan, 6.19%, (1 mo. USD LIBOR + 3.75%), Maturing June 15, 2024	467	459,104

Global Eagle Entertainment, Inc.

Term Loan, 10.35%, (6 mo. USD LIBOR + 7.50%), Maturing January 6, 2023	477	459,502

Intelsat Jackson Holdings S.A.

Term Loan, 6.18%, (1 mo. USD LIBOR + 3.75%), Maturing November 27, 2023	600	592,800

Term Loan, 6.93%, (1 mo. USD LIBOR + 4.50%), Maturing January 2, 2024	400	401,375

IPC Corp.

Term Loan, 7.09%, (3 mo. USD LIBOR + 4.50%), Maturing August 6, 2021	220	187,134

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Telecommunications (continued)

Onvoy, LLC

Term Loan, 7.10%, (3 mo. USD LIBOR + 4.50%), Maturing February 10, 2024	$466	$384,037

Plantronics, Inc.

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing July 2, 2025	299	297,531

Sprint Communications, Inc.

Term Loan, 5.00%, (1 mo. USD LIBOR + 2.50%), Maturing February 2, 2024	833	814,251

Term Loan, 5.50%, (1 mo. USD LIBOR + 3.00%), Maturing February 2, 2024	175	172,924

Syniverse Holdings, Inc.

Term Loan, 7.44%, (1 mo. USD LIBOR + 5.00%), Maturing March 9, 2023	223	208,271

Telesat Canada

Term Loan, 5.11%, (3 mo. USD LIBOR + 2.50%), Maturing November 17, 2023	1,096	1,085,114

		$6,607,023

Utilities — 3.2%

Brookfield WEC Holdings, Inc.

Term Loan, 5.94%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2025	$774	$773,494

Calpine Construction Finance Company L.P.

Term Loan, 4.94%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2025	91	90,868

Calpine Corporation

Term Loan, 5.11%, (3 mo. USD LIBOR + 2.50%), Maturing January 15, 2024	794	788,107

Term Loan, 5.34%, (3 mo. USD LIBOR + 2.75%), Maturing April 5, 2026	200	199,688

Granite Acquisition, Inc.

Term Loan, 6.10%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	620	622,066

Term Loan, 6.10%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	28	28,160

Lightstone Holdco, LLC

Term Loan, 6.19%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	20	19,443

Term Loan, 6.19%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	348	344,725

Longview Power, LLC

Term Loan, 8.59%, (3 mo. USD LIBOR + 6.00%), Maturing April 13, 2021	553	495,327

19	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount (000’s omitted)	Value

Utilities (continued)

Talen Energy Supply, LLC

Term Loan, 6.44%, (1 mo. USD LIBOR + 4.00%), Maturing July 15, 2023		$163	$162,991

Term Loan, 6.44%, (1 mo. USD LIBOR + 4.00%), Maturing April 15, 2024		170	170,450

USIC Holdings, Inc.

Term Loan, 5.44%, (1 mo. USD LIBOR + 3.00%), Maturing December 8, 2023		297	293,843

Vistra Operations Company, LLC

Term Loan, 4.43%, (1 mo. USD LIBOR + 2.00%), Maturing December 31, 2025		248	247,584

			$4,236,746

Total Senior Floating-Rate Loans (identified cost $179,378,592)			$173,764,132

Corporate Bonds & Notes — 10.7%
Security		Principal Amount* (000’s omitted)	Value

Air Transport — 0.5%

Azul Investments LLP

5.875%, 10/26/24(6)		710	$676,275

			$676,275

Banks and Thrifts — 1.0%

Australia and New Zealand Banking Group, Ltd.

3.75%, 7/25/19(7)	AUD	640	$445,307

Banco Mercantil del Norte S.A./Grand Cayman

5.75% to 10/4/26, 10/4/31(6)(8)		400	392,004

Yapi ve Kredi Bankasi AS

13.875% to 1/15/24(6)(8)(9)		500	473,475

			$1,310,786

Building and Development — 0.3%

MDC Holdings, Inc.

6.00%, 1/15/43		533	$470,372

			$470,372

Chemicals and Plastics — 0.4%

Cydsa SAB de CV

6.25%, 10/4/27(6)		500	$495,755

			$495,755

Security	Principal Amount* (000’s omitted)	Value

Diversified Financial Services — 1.1%

Credito Real SAB de CV SOFOM ER

9.50%, 2/7/26(6)	470	$509,409

Springleaf Finance Corp.

6.625%, 1/15/28	28	28,421

UniCredit SpA

5.861% to 6/19/27, 6/19/32(6)(8)	765	698,450

Unifin Financiera SAB de CV SOFOM ER

8.875% to 1/29/25(6)(8)(9)	200	181,002

		$1,417,282

Drugs — 0.3%

Bausch Health Companies, Inc.

6.50%, 3/15/22(6)	173	$179,091

7.00%, 3/15/24(6)	225	235,547

		$414,638

Electronics / Electrical — 0.2%

Ingram Micro, Inc.

5.45%, 12/15/24	310	$307,165

		$307,165

Leisure Goods / Activities / Movies — 0.5%

Mattel, Inc.

3.15%, 3/15/23	475	$439,375

6.20%, 10/1/40	120	96,600

5.45%, 11/1/41	155	114,700

		$650,675

Nonferrous Metals / Minerals — 0.9%

First Quantum Minerals, Ltd.

6.875%, 3/1/26(6)	975	$833,625

Gold Fields Orogen Holdings BVI, Ltd.

6.125%, 5/15/29(6)	315	329,175

		$1,162,800

Oil and Gas — 2.9%

Gran Tierra Energy International Holdings, Ltd.

6.25%, 2/15/25(6)	500	$475,630

Oceaneering International, Inc.

4.65%, 11/15/24	600	573,000

6.00%, 2/1/28	500	491,250

20	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Petrobras Global Finance B.V.

5.75%, 2/1/29	525	$530,560

5.625%, 5/20/43	285	261,131

Petroleos Mexicanos

6.75%, 9/21/47	570	516,648

Rowan Cos., Inc.

4.75%, 1/15/24	415	307,100

5.40%, 12/1/42	675	391,500

YPF SA

7.00%, 12/15/47(6)	238	190,995

		$3,737,814

Pharmaceuticals — 0.2%

Teva Pharmaceutical Finance Netherlands III B.V.

3.15%, 10/1/26	300	$228,563

		$228,563

Radio and Television — 0.1%

iHeartCommunications, Inc.

6.375%, 5/1/26	30	$31,374

8.375%, 5/1/27	54	57,273

		$88,647

Real Estate Investment Trusts (REITs) — 0.4%

CBL & Associates, L.P.

4.60%, 10/15/24	465	$302,250

5.95%, 12/15/26	280	186,228

		$488,478

Retail — 0.2%

JC Penney Corp., Inc.

8.625%, 3/15/25(6)	425	$214,625

		$214,625

Retailers (Except Food and Drug) — 1.1%

Macy’s Retail Holdings, Inc.

4.30%, 2/15/43	1,235	$975,089

Signet UK Finance PLC

4.70%, 6/15/24	519	440,501

		$1,415,590

Security		Principal Amount* (000’s omitted)	Value

Telecommunications — 0.2%

CommScope Technologies, LLC

5.00%, 3/15/27(6)		330	$282,150

			$282,150

Transportation — 0.4%

JSL Europe SA

7.75%, 7/26/24(6)		600	$595,500

			$595,500

Total Corporate Bonds & Notes (identified cost $14,425,571)			$13,957,115

Foreign Government Bonds — 4.0%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.6%

Republic of Argentina

7.50%, 4/22/26	USD	470	$353,969

6.875%, 1/11/48	USD	645	432,962

			$786,931

Australia — 0.1%

Queensland Treasury Corp.

5.50%, 6/21/21(7)	AUD	225	$169,293

			$169,293

Brazil — 0.5%

Nota do Tesouro Nacional

10.00%, 1/1/25	BRL	2,125	$589,500

			$589,500

Canada — 0.5%

Canada Housing Trust

3.80%, 6/15/21(6)	CAD	900	$695,403

			$695,403

Malaysia — 0.2%

Malaysia Government Bond

3.441%, 2/15/21	MYR	1,200	$287,015

			$287,015

21	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Mexico — 0.5%

Mexican Bonos

7.75%, 5/29/31	MXN	12,010	$595,679

			$595,679

Supranational — 1.5%

European Investment Bank

7.20%, 7/9/19(6)	IDR	10,780,000	$752,504

International Bank for Reconstruction & Development

3.50%, 1/22/21	NZD	675	454,887

International Finance Corp.

7.80%, 6/3/19	INR	24,990	358,582

8.25%, 6/10/21	INR	18,100	267,142

6.30%, 11/25/24	INR	6,420	90,285

			$1,923,400

Uruguay — 0.1%

Republic of Uruguay

8.50%, 3/15/28(6)	UYU	6,900	$164,698

			$164,698

Total Foreign Government Bonds (identified cost $5,452,813)			$5,211,919

Convertible Bonds — 0.6%
Security		Principal Amount (000’s omitted)	Value

Oil & Gas — 0.6%

Ascent Resources-Utica, LLC/ARU Finance Corp.

6.50%, 3/1/21(6)(10)		$124	$162,926

Nabors Industries, Inc.

0.75%, 1/15/24		890	613,441

Total Convertible Bonds (identified cost $872,550)			$776,367

Common Stocks — 2.0%
Security		Shares	Value

Consumer Discretionary — 0.3%

Lennar Corp., Class A		6,815	$338,433

			$338,433

Security	Shares	Value

Electronics / Electrical — 0.0%(11)

Answers Corp.(5)(12)(13)	14,876	$29,603

		$29,603

Entertainment — 0.3%

Walt Disney Co. (The)	2,600	$343,304

		$343,304

Health Care — 0.0%(11)

New Millennium Holdco, Inc.(12)(13)	10,394	$832

		$832

Metals / Mining — 0.2%

Newmont Goldcorp Corp.	9,260	$306,413

		$306,413

Oil and Gas — 0.6%

AFG Holdings, Inc.(5)(12)(13)	4,525	$295,709

Drilling Co. of 1972 A/S (The)(13)	630	40,243

Fieldwood Energy, Inc.(12)(13)	2,148	68,736

Royal Dutch Shell PLC, Class B ADR	5,150	323,729

Southcross Holdings Group, LLC(5)(12)(13)	15	0

Southcross Holdings L.P., Class A(12)(13)	15	8,062

		$736,479

Pharmaceuticals — 0.1%

Teva Pharmaceutical Industries, Ltd. ADR(13)	22,165	$191,727

		$191,727

Publishing — 0.0%(11)

Tweddle Group, Inc.(5)(12)(13)	444	$1,185

		$1,185

Radio and Television — 0.2%

Clear Channel Outdoor Holdings, Inc.(12)(13)	12,499	$63,495

Cumulus Media, Inc.(12)(13)	9,974	159,584

iHeartMedia, Inc., Class A(12)(13)	5,315	87,033

		$310,112

Retailers (Except Food and Drug) — 0.0%(11)

David’s Bridal, Inc.(12)(13)	4,447	$22,235

		$22,235

22	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Transportation — 0.3%

A.P. Moller - Maersk A/S, Class B	315	$336,383

		$336,383

Total Common Stocks (identified cost $2,999,075)		$2,616,706

Convertible Preferred Stocks — 0.8%
Security	Shares	Value

Oil & Gas — 0.8%

Chesapeake Energy Corp., 5.75%	2,240	$1,079,120

Total Convertible Preferred Stocks (identified cost $1,080,600)		$1,079,120

Preferred Stocks — 0.2%
Security	Shares	Value

Oil & Gas — 0.2%

NuStar Energy, L.P., Series B, 7.625% to 6/15/22(8)	9,200	$184,736

Total Preferred Stocks (identified cost $192,607)		$184,736

Miscellaneous — 0.0%(11)
Security	Shares	Value

Oil & Gas — 0.0%(11)

Paragon Offshore Finance Company, Class A(12)(13)	404	$379

Paragon Offshore Finance Company, Class B(12)(13)	202	7,070

Total Miscellaneous (identified cost $4,394)		$7,449

Short-Term Investments — 3.8%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 2.53%(14)	4,950,427	$4,950,427

Total Short-Term Investments (identified cost $4,950,423)		$4,950,427

Total Investments — 155.2% (identified cost $209,356,625)		$202,547,971

Notes Payable — (41.4)%		$(54,000,000)

Variable Rate Term Preferred Shares, at Liquidation Value (net of unamortized deferred debt issuance costs) — (14.5)%		$(18,970,509)

Other Assets, Less Liabilities — 0.7%		$933,473

Net Assets Applicable to Common Shares — 100.0%		$130,510,935

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)

The stated interest rate represents the weighted average interest rate at May 31, 2019 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(3)	This Senior Loan will settle after May 31, 2019, at which time the interest rate will be determined.

(4)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(6)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At May 31, 2019, the aggregate value of these securities is $8,538,239 or 6.5% of the Fund’s net assets applicable to common shares.

23	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Portfolio of Investments — continued

(7)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At May 31, 2019, the aggregate value of these securities is $614,600 or 0.5% of the Fund’s net assets applicable to common shares.

(8)	Security converts to floating rate after the indicated fixed-rate coupon period.

(9)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(10)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(11)	Amount is less than 0.05%.

(12)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(13)	Non-income producing security.

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of May 31, 2019.

Abbreviations:

ADR	–	American Depositary Receipt

DIP	–	Debtor In Possession

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

AUD	–	Australian Dollar

BRL	–	Brazilian Real

CAD	–	Canadian Dollar

IDR	–	Indonesian Rupiah

INR	–	Indian Rupee

MXN	–	Mexican Peso

MYR	–	Malaysian Ringgit

NZD	–	New Zealand Dollar

USD	–	United States Dollar

UYU	–	Uruguayan Peso

24	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Statement of Assets and Liabilities

Assets	May 31, 2019

Unaffiliated investments, at value (identified cost, $204,406,202)	$197,597,544

Affiliated investment, at value (identified cost, $4,950,423)	4,950,427

Cash	1,890,148

Interest and dividends receivable	977,229

Dividends receivable from affiliated investment	12,571

Receivable for investments sold	704,045

Tax reclaims receivable	2,544

Prepaid upfront fees on variable rate term preferred shares	18,683

Prepaid upfront fees on notes payable	61,132

Prepaid expenses	11,707

Total assets	$206,226,030

Liabilities

Notes payable	$54,000,000

Variable rate term preferred shares, at liquidation value (net of unamortized deferred debt issuance costs of $29,491)	18,970,509

Payable for investments purchased	2,250,143

Payable to affiliates:

Investment adviser fee	130,291

Trustees’ fees	1,923

Interest expense and fees payable	293,945

Accrued expenses	68,284

Total liabilities	$75,715,095

Net assets applicable to common shares	$130,510,935

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 7,606,422 shares issued and outstanding	$76,064

Additional paid-in capital	144,067,649

Accumulated loss	(13,632,778)

Net assets applicable to common shares	$130,510,935

Net Asset Value Per Common Share

($130,510,935 ÷ 7,606,422 common shares issued and outstanding)	$17.16

25	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Statement of Operations

Investment Income	Year Ended May 31, 2019

Interest and other income	$11,635,072

Dividends (net of foreign taxes, $1,066)	385,539

Dividends from affiliated investment	91,556

Total investment income	$12,112,167

Expenses

Investment adviser fee	$1,552,496

Trustees’ fees and expenses	11,052

Custodian fee	159,798

Transfer and dividend disbursing agent fees	19,206

Legal and accounting services	109,135

Printing and postage	21,930

Interest expense and fees	2,786,774

Miscellaneous	44,331

Total expenses	$4,704,722

Net investment income	$7,407,445

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(2,302,161)

Investment transactions — affiliated investment	668

Foreign currency transactions	(11,887)

Net realized loss	$(2,313,380)

Change in unrealized appreciation (depreciation) —

Investments	$(3,012,453)

Investments — affiliated investment	(533)

Foreign currency	5,991

Net change in unrealized appreciation (depreciation)	$(3,006,995)

Net realized and unrealized loss	$(5,320,375)

Net increase in net assets from operations	$2,087,070

26	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Statements of Changes in Net Assets

	Year Ended May 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$7,407,445	$6,830,952

Net realized gain (loss)	(2,313,380)	105,677

Net change in unrealized appreciation (depreciation)	(3,006,995)	(715,782)

Net increase in net assets from operations	$2,087,070	$6,220,847

Distributions to common shareholders(1)	$(7,226,101)	$(6,921,844)

Net decrease in net assets	$(5,139,031)	$(700,997)

Net Assets Applicable to Common Shares

At beginning of year	$135,649,966	$136,350,963

At end of year	$130,510,935	$135,649,966 (2)

(1)

For the year ended May 31, 2018, the source of distributions was from net investment income. The current year presentation of distributions conforms with the Disclosure Update and Simplification Rule issued by the Securities and Exchange Commission, effective November 5, 2018.

(2)	Includes accumulated distributions in excess of net investment income of $(157,170) at May 31, 2018. The requirement to disclose the corresponding amount as of May 31, 2019 was eliminated.

27	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended May 31, 2019

Net increase in net assets from operations	$2,087,070

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Investments purchased	(54,262,840)

Investments sold and principal repayments	58,393,654

Increase in short-term investments, net	(57,729)

Net amortization/accretion of premium (discount)	(185,367)

Amortization of prepaid upfront fees on variable rate term preferred shares	24,010

Amortization of deferred debt issuance costs on variable rate term preferred shares	27,022

Amortization of prepaid upfront fees on notes payable	52,326

Decrease in interest and dividends receivable	100,859

Increase in dividends receivable from affiliated investment	(3,016)

Increase in tax reclaims receivable	(763)

Increase in prepaid expenses	(2,599)

Decrease in payable to affiliate for investment adviser fee	(5,508)

Increase in payable to affiliate for Trustees’ fees	393

Decrease in interest expense and fees payable	(11,170)

Decrease in accrued expenses	(84,401)

Decrease in unfunded loan commitments	(251,000)

Net change in unrealized (appreciation) depreciation from investments	3,012,986

Net realized loss from investments	2,301,493

Net cash provided by operating activities	$11,135,420

Cash Flows From Financing Activities

Cash distributions paid to common shareholders	$(7,226,101)

Proceeds from notes payable	5,000,000

Repayments of notes payable	(9,000,000)

Payment of deferred debt issuance costs on variable term preferred shares	(8,500)

Payment of upfront fees on notes payable	(64,000)

Decrease in due to custodian — foreign currency	(1,076)

Net cash used in financing activities	$(11,299,677)

Net decrease in cash	$(164,257)

Cash at beginning of year	$2,054,405

Cash at end of year	$1,890,148

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings and variable rate term preferred shares	$2,767,086

28	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year (Common shares)	$17.830	$17.930	$16.610	$18.390	$19.560

Income (Loss) From Operations

Net investment income(1)	$0.974	$0.898	$0.948	$1.058	$1.114

Net realized and unrealized gain (loss)	(0.694)	(0.088)	1.365	(1.724)	(0.867)

Total income (loss) from operations	$0.280	$0.810	$2.313	$(0.666)	$0.247

Less Distributions to Common Shareholders

From net investment income	$(0.950)	$(0.910)	$(0.983)	$(1.114)	$(1.134)

From net realized gain	—	—	—	—	(0.283)

Tax return of capital	—	—	(0.010)	—	—

Total distributions to common shareholders	$(0.950)	$(0.910)	$(0.993)	$(1.114)	$(1.417)

Net asset value — End of year (Common shares)	$17.160	$17.830	$17.930	$16.610	$18.390

Market value — End of year (Common shares)	$14.890	$16.720	$17.350	$15.240	$16.970

Total Investment Return on Net Asset Value(2)	2.35%	5.03%	14.69%	(2.60)%	2.15%

Total Investment Return on Market Value(2)	(5.29)%	1.79%	20.96%	(3.15)%	2.71%

29	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,
Ratios/Supplemental Data	2019	2018	2017	2016	2015

Net assets applicable to common shares, end of year (000’s omitted)	$130,511	$135,650	$136,351	$126,331	$139,902

Ratios (as a percentage of average daily net assets applicable to common shares):†

Expenses excluding interest and fees(3)	1.44%	1.44%	1.48%	1.63%	1.55%

Interest and fee expense(4)	2.09%	1.57%	1.17%	0.99%	0.84%

Total expenses(3)	3.53%	3.01%	2.65%	2.62%	2.39%

Net investment income	5.56%	5.00%	5.40%	6.35%	5.91%

Portfolio Turnover	24%	33%	52%	29%	28%

Senior Securities:

Total notes payable outstanding (in 000’s)	$54,000	$58,000	$54,000	$34,000	$54,000

Asset coverage per $1,000 of notes payable(5)	$3,769	$3,666	$3,877	$5,774	$4,257

Total preferred shares outstanding	190	190	190	360	360

Asset coverage per preferred share(6)	$278,782	$276,169	$286,782	$280,473	$255,447

Involuntary liquidation preference per preferred share(7)	$100,000	$100,000	$100,000	$100,000	$100,000

Approximate market value per preferred share(7)	$100,000	$100,000	$100,000	$100,000	$100,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)

Interest and fee expense relates to variable rate term preferred shares (see Note 2) and the notes payable (see Note 7). Effective June 1, 2016, the ratio includes amortization of deferred debt issuance costs. For periods prior to June 1, 2016, amortization of deferred debt issuance costs was included in the ratio of expenses excluding interest and fees.

(5)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

(6)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 279%, 276%, 287%, 280% and 255% at May 31, 2019, 2018, 2017, 2016 and 2015, respectively.

(7)	Plus accumulated and unpaid dividends.

†	Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios exclude the effect of custody fee credits, if any.

	Year Ended May 31,
	2019	2018	2017	2016	2015

Expenses excluding interest and fees	0.92%	0.94%	0.98%	0.99%	0.95%

Interest and fee expense	1.35%	1.01%	0.77%	0.60%	0.52%

Total expenses	2.27%	1.95%	1.75%	1.59%	1.47%

Net investment income	3.58%	3.24%	3.56%	3.87%	3.63%

30	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Income Plus Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is total return, with an emphasis on income.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is

31

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Notes to Financial Statements — continued

the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of May 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Variable Rate Term Preferred Shares

On July 10, 2013, the Fund issued 360 shares of Series C-1 Variable Rate Term Preferred Shares (Series C-1 VRTP Shares) in a private offering to a commercial paper conduit sponsored by a large financial institution.

Variable rate term preferred shares are a form of preferred shares that represent stock of the Fund. They have a par value of $0.01 per share and a liquidation preference of $100,000 per share. The Series C-1 VRTP Shares also had an original mandatory redemption date of July 8, 2016 that had been extended on various dates through April 7, 2017 upon consent of the holders of the Series C-1 VRTP Shares and approval of the Fund’s Board of Trustees.

32

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Notes to Financial Statements — continued

On September 30, 2016, the Fund made a partial redemption of its Series C-1 VRTP Shares at a liquidation price of $100,000 per share, the financing for which was provided by a committed financing arrangement (see Note 7). The number of Series C-1 VRTP Shares redeemed on September 30, 2016 and redemption amount (excluding the final dividend payment) were as follows:

Series C-1 VRTP Shares Redeemed	170

Redemption Amount	$17,000,000

Upon completion of the partial redemption of the Series C-1 VRTP Shares, the remaining 190 Series C-1 VRTP Shares were transferred to another large financial institution (the Assignee) on September 30, 2016 as permitted by the Fund’s By-laws. The transferred Series C-1 VRTP Shares were then exchanged for an equal number of Series L-2 Variable Rate Term Preferred Shares (Series L-2 VRTP Shares), and the mandatory redemption date was extended to three years from the date of transfer. Effective January 24, 2019, the mandatory redemption date of the Series L-2 VRTP Shares was extended to January 24, 2024. Dividends on the Series L-2 VRTP Shares are determined each day based on a spread of 1.75% (1.85% prior to April 17, 2019) to three-month LIBOR. Such spread is determined based on the current credit rating of the Series L-2 VRTP Shares, which is provided by Moody’s Investors Service.

The Series L-2 VRTP Shares are redeemable at the option of the Fund at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any business day and solely for the purpose of reducing the leverage of the Fund. The Series L-2 VRTP Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance or leverage ratio requirements with respect to the Series L-2 VRTP Shares. Six months prior to the mandatory redemption date, the Fund is required to segregate in a liquidity account with its custodian investments equal to 110% of the Series L-2 VRTP Shares’ redemption price, and over the six-month period execute a series of liquidation transactions to assure sufficient liquidity to redeem the Series L-2 VRTP Shares. The holders of the Series L-2 VRTP Shares, voting as a class, are entitled to elect two Trustees of the Fund. If the dividends on the Series L-2 VRTP Shares remain unpaid in an amount equal to two full years’ dividends, the holders of the Series L-2 VRTP Shares as a class have the right to elect a majority of the Board of Trustees.

For financial reporting purposes, the liquidation value of the Series L-2 VRTP Shares (net of unamortized deferred debt issuance costs) is presented as a liability on the Statement of Assets and Liabilities and unpaid dividends are included in interest expense and fees payable. Dividends accrued on Series L-2 VRTP Shares are treated as interest payments for financial reporting purposes and are included in interest expense and fees on the Statement of Operations.

In connection with the transfer of the Series C-1 VRTP Shares to the Assignee on September 30, 2016, the Fund paid an upfront fee of $95,000 and debt issuance costs of $107,733. The Fund paid additional debt issuance costs of $8,500 in connection with the extension of the mandatory redemption date of the Series L-2 VRTP Shares. These amounts are being amortized to interest expense and fees through January 24, 2024. The unamortized amount of the debt issuance costs as of May 31, 2019 is presented as a deduction of the liability for variable rate term preferred shares on the Statement of Assets and Liabilities.

The carrying amount of the Series L-2 VRTP Shares at May 31, 2019 represents its liquidation value, which approximates fair value. If measured at fair value, the Series L-2 VRTP Shares would have been considered as Level 2 in the fair value hierarchy (see Note 10) at May 31, 2019. The average liquidation preference of the Series L-2 VRTP Shares during the year ended May 31, 2019 was $19,000,000.

3  Distributions to Shareholders and Income Tax Information

The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding variable rate term preferred shares. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions to common shareholders are recorded on the ex-dividend date. Dividends to variable rate term preferred shareholders are accrued daily and payable quarterly. The dividend rate on the Series L-2 VRTP Shares at May 31, 2019 was 4.34%. The amount of dividends accrued and the average annual dividend rate of the Series L-2 VRTP Shares during the year ended May 31, 2019 were $813,712 and 4.28%, respectively.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

33

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Notes to Financial Statements — continued

The tax character of distributions declared, including distributions on variable rate term preferred shares that are treated as interest expense for financial reporting purposes, for the years ended May 31, 2019 and May 31, 2018 was as follows:

	Year Ended May 31,
	2019	2018

Ordinary income	$8,039,813	$7,600,309

During the year ended May 31, 2019, accumulated loss was decreased by $60,547 and paid-in capital was decreased by $60,547 due to differences between book and tax accounting, primarily for non-deductible expenses and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of May 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$170,501

Deferred capital losses	$(6,884,233)

Net unrealized depreciation	$(6,783,776)

Distributions payable	$(135,270)

At May 31, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $6,884,233 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at May 31, 2019, $48,888 are short-term and $6,835,345 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund at May 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$209,330,492

Gross unrealized appreciation	$1,020,258

Gross unrealized depreciation	(7,802,779)

Net unrealized depreciation	$(6,782,521)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average daily total managed assets and is payable monthly. Total managed assets as referred to herein represent total assets of the Fund (including assets attributable to borrowings, any outstanding preferred shares, or other forms of leverage) less accrued liabilities (other than liabilities representing borrowings or such other forms of leverage). For the year ended May 31, 2019, the Fund’s investment adviser fee amounted to $1,552,496. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended May 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $49,854,122 and $58,900,699, respectively, for the year ended May 31, 2019.

34

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Notes to Financial Statements — continued

6  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended May 31, 2019 and May 31, 2018.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended May 31, 2019 and May 31, 2018.

7  Revolving Credit and Security Agreement

The Fund has entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank to borrow up to $64 million. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, in effect through March 9, 2020, the Fund also pays a program fee of 0.85% (0.67% prior to March 11, 2019) per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 60% of the total facility size) per annum on the unused portion of the total commitment under the Agreement. Prior to March 11, 2019, the liquidity fee was 0.15% on the total commitment (used or unused) or 0.25% if the outstanding loan amount was less than or equal to 60% of the total commitment. Program and liquidity fees for the year ended May 31, 2019 totaled $473,000 and are included in interest expense and fees on the Statement of Operations. The Fund also paid an upfront fee of $64,000, which is being amortized to interest expense over a period of one year through March 2020. The unamortized balance at May 31, 2019 is approximately $61,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At May 31, 2019, the Fund had borrowings outstanding under the Agreement of $54,000,000 at an interest rate of 2.55%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at May 31, 2019 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 10) at May 31, 2019. For the year ended May 31, 2019, the average borrowings under the Agreement and the average interest rate (excluding fees) were $54,767,123 and 2.46%, respectively.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies or entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9  Credit Risk

The Fund invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

35

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At May 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Senior Floating-Rate Loans	$—	$173,157,861		$606,271	$173,764,132

Corporate Bonds & Notes	—	13,957,115		—	13,957,115

Foreign Government Bonds	—	5,211,919		—	5,211,919

Convertible Bonds	—	776,367		—	776,367

Common Stocks	1,766,928	523,281	**	326,497	2,616,706

Convertible Preferred Stocks	—	1,079,120		—	1,079,120

Preferred Stocks	184,736	—		—	184,736

Miscellaneous	—	7,449		—	7,449

Short-Term Investments	—	4,950,427		—	4,950,427

Total Investments	$1,951,664	$199,663,539		$932,768	$202,547,971

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended May 31, 2019 is not presented.

36

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Floating-Rate Income Plus Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Income Plus Fund (the “Fund”), including the portfolio of investments, as of May 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of May 31, 2019, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

July 17, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

37

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified business income, qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Business Income.  For the fiscal year ended May 31, 2019, the Fund designates $13,087, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Qualified Dividend Income.  For the fiscal year ended May 31, 2019, the Fund designates approximately $363,763, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 3.79% qualifies for the corporate dividends received deduction.

38

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on March 21, 2019. The following action was taken by the shareholders:

Item 1:  The election of Mark R. Fetting, Helen Frame Peters and Marcus L. Smith as Class III Trustees of the Fund for a three-year term expiring in 2022. Ms. Mosley was elected solely by VRTP Shareholders.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld

Mark R. Fetting	6,294,242	959,952

Helen Frame Peters	6,261,976	992,218

Marcus L. Smith	6,295,638	958,556

Nominee for Trustee Elected by VRTP Shareholders	Number of Shares
	For	Withheld

Valerie A. Mosley	190	0

39

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

40

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Floating-Rate Income Plus Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

41

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 24, 2019, the Boards of Trustees/Directors (collectively, the “Board”) of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory and sub-advisory agreements for each of the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between February and April 2019. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory and sub-advisory agreements.

Among other things, the information the Board considered included the following (for funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and related fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•

Data regarding investment performance relative to benchmark indices and, in certain instances, to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser (where applicable) to each fund in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser (where applicable) to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) to each fund as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser (where applicable) to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, if applicable;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any;

42

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Board of Trustees’ Contract Approval — continued

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the adviser or administrator to each of the funds; and

•	The terms of each investment advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2019, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers (where applicable) of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its Committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers (as applicable), with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Floating-Rate Income Plus Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing special considerations relevant to investing in senior floating rate loans and other income producing investments. The Board considered the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

43

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Board of Trustees’ Contract Approval — continued

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data with respect to the Fund for the one-, three- and five-year periods ended September 30, 2018. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended September 30, 2018, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser provides to the Fund as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Adviser as between the Fund and other types of accounts. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. Accordingly, the Board concluded that the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

44

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Floating-Rate Income Plus Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 169 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three-year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2020. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 169 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Other Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class III Trustee	Until 2022. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2020. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Class II Trustee(3)	Until 2021. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class III Trustee(3)	Until 2022. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years.(2) Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

45

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2021. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2022. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years.(2) None.

Keith Quinton(4) 1958	Class II Trustee	Until 2021. Trustee since 2018.

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(4) 1966	Class III Trustee	Until 2022. Trustee since 2018.

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class II Trustee	Until 2021. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Class I Trustee	Until 2020. Trustee since 2016.

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Fund	Officer Since(5)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

46

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Officer Since(5)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM since 2016.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	VRTP Trustee
(4)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

47

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct AST, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

48

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

15088    5.31.19

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)–(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended May 31, 2018 and May 31, 2019 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Floating-Rate Income Plus Fund

Fiscal Years Ended	5/31/18	5/31/19
Audit Fees	$59,188	$60,000
Audit-Related Fees(1)	$0	$18,000
Tax Fees(2)	$22,565	$22,565
All Other Fees(3)	$0	$0

Total	$81,753	$100,565

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s Revolving Credit and Security Agreement and Variable Rate Term Preferred Shares ratings.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended May 31, 2018 and May 31, 2019; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	5/31/18	5/31/19
Registrant	$22,565	$40,565
Eaton Vance(1)	$51,855	$60,130

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), Valerie A. Mosley, William H. Park and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. William E. Holt, Catherine C. McDermott, Daniel P. McElaney, Scott H. Page, Craig P. Russ and Andrew N. Sveen comprise the investment team responsible for the overall management of the Fund’s investments.

Messrs. Page and Russ are Vice Presidents of EVM and have been portfolio managers of the Fund since June 2013. Messrs. Holt, McElaney and Sveen and Ms. McDermott are Vice Presidents of EVM and have been portfolio managers of the Fund since March 2019. Messrs. Page, Russ and Sveen and Ms. McDermott have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
William E. Holt
Registered Investment Companies	5	$2,785.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Catherine C. McDermott
Registered Investment Companies	8	$5,734.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Daniel P. McElaney
Registered Investment Companies	5	$2,785.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Scott H. Page
Registered Investment Companies	13	$27,700.6	0	$0
Other Pooled Investment Vehicles	10	$8,382.5	0	$0
Other Accounts	5	$5,082.8	0	$0

Craig P. Russ
Registered Investment Companies	9	$23,463.5	0	$0
Other Pooled Investment Vehicles	5	$6,168.8	0	$0
Other Accounts	7	$6,181.6	0	$0

Andrew N. Sveen
Registered Investment Companies	10	$24,752.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
William E. Holt	None
Catherine C. McDermott	None
Daniel P. McElaney	None
Scott H. Page	$100,001 - $500,000
Craig P. Russ	None
Andrew N. Sveen	$50,001 - $100,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of EVC nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a

Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio (Sharpe Ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Floating-Rate Income Plus Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	July 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	July 24, 2019

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	July 24, 2019